ChinaNet Investor Presentation

Executive President & COO
George Chu

Safe Harbor Statement

This presentation contains certain "forward-looking statements" relating to the business of ChinaNet Online Holdings, Inc., ("ChinaNet" or the "Company"), which can be identified by the use of forward-looking terminology such as "believes," "expects," "anticipates," "estimates" or similar expressions. Such forward-looking statements involve known and unknown risks and uncertainties, including business uncertainties relating to government regulation of our industry, market demand, reliance on key personnel, future capital requirements, competition in general and other factors that may cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Certain of these risks and uncertainties are or will be described in greater detail in our filings with the Securities and Exchange Commission. These forward-looking statements are based on ChinaNet's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting ChinaNet will be those anticipated by ChinaNet. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. ChinaNet undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Agenda

- Overview
- Investment Highlights
- ChinaNet Business Model
- Financials
- Conclusion

CHINANET

Basic Information

Ticker Symbol	NASDAQ:CNET
Stock Price (11.28.2016)	$1.26
Fiscal Year	12-31
Shares Outstanding common shares	12,158,542
Market Capitalization (11.28.2016)	$15.32 million
Management Ownership	41%
Auditor	Marcum BP LLP
US Legal Counsel	Loeb & Loeb LLP
China Legal Counsel	Han Kun Law LLP
US IR Agent	MZ North America


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About ChinaNet


JVC
JVC


招商3.0

Established in 2003,
7 offices in China
Taiwan and Korea,
449 employees

Build the
most competitive
global business
ecosystem

Integrity
Diligence
Innovation
Collaboration

What We Do

A marketing cloud & data intelligence company, focusing on SMEs for 12 years



- Currently serving 400+ companies (SMEs)
- Marking over 1200+ businesses campaigns
- Resulting on CPL for offline sales
- 1st O2O marketing cloud company in China

Into


SALE!

- Connecting API with 3rd party SaaS services for offline data
- Combining online CPL with offline CPS
- Partnering with Baidu, Alibaba, & Tencent, developing potential strategic partnership in data
- Establishing Social Business Opportunity (SoBO) Ecosystem
- Expanding client base

Evolution of ChinaNet

2016 B2b + O2O= SoBO
Internet Technology & Data Intelligence
Small and Medium Enterprises (SMEs)
Omni-channel, CPL&CPS, API Connecting 3rd party, Programmatic advertising, BeStore (4P) , SuperHarbor

Revenue Segs.	
Internet	100%
TV	-
BMSCB	-

HR Profile	
Technology	55%
Sales&Mkt	25%
Others	20%

2014 B2b + O2O
Internet Technology & Data
Small and Medium Enterprises (SMEs)
Cross Channel, Digital Marketing and Advertising, CPL& CPS, Wisdom Eyes (CRM), 4P (apP, Portal, Pos, eiP)

Revenue Segs.	
Internet	81%
TV	17%
BMSCB	2%

HR Profile	
Technology	62%
Sales&Mkt	21%
Others	17%

2012 B2b + Offline model
Internet Advertising & Technology
Small and Medium Enterprises (SMEs)
CPL, Multi-channel, BMSCB, Management Tools (Flying Cloud)

Revenue Segs.	
Internet	46%
TV	44%
BMSCB	10%

HR Profile	
Technology	55%
Sales&Mkt	25%
Others	20%

2010 B2b
Media & Internet Advertising
Franchisee & Franchiser (SMEs)
Non-digital Media Development & Banner Advertising

Revenue Segs	
Internet	69%
TV	30%
Kiosk	1%

HR Profile	
Technology	53%
Sales&MKt	28%
Others	19%

ChinaNet Team Profile


Management
5%
Sales & Marketing
25%
Research & Development
25%
Finance, HR & General Admin
15%
Technology Support
30%

- 449 energetic & passion employees
- 90% with Bachelor degrees or above
- 20% with Master degrees or above
- 2% with Doctorial degrees

Online & Offline (O&O) Media Resources

Internet Media

Google · Baidu 百度 · YAHOO! · Sogou 搜狗 · 新华网 NEWS · 天涯社区 www.tianya.cn · 中青在线 WWW.CYOL.NET · 搜狐 SOHU.com · sina 新浪网 .com.cn · 腾讯网 QQ.com · 有道 youdao · 網易 NETEASE www.163.com · 人民网 people www.people.com.cn · china.com · 半岛网 www.bandao.cn · 长春热线 · 千龙网 Qianlong.com · 甘肃新闻网 · 河北新闻网 WWW.HEBNEWS.CN · 大连新闻网 www.dlxww.com · CRIonline 国际在线 · 凤凰网 · 荆楚网 www.cnhubei.com 湖北省重点新闻网站 · 大河网 dahe.cn · 瑞丽女性网 www.rayli.com.cn · 中原网 zynews.com

TV Media

CCTV 中国中央电视台 · 湖南卫视 · 江苏卫视 · BTV · 河北电视台 WWW.HEBTV.COM · 陕西 · 云南电视台 · 河南电视台 · 天津卫视 · 贵州卫视 · 东方卫视 · NNTV · 广东电视台 www.gdtv.com.cn

Paper Media

China Business 中国经营报 · 参考消息 · 青年文摘 · 北京晚报 · 中国食品报 · 大众投资指南 · 财经人物 · 销售与市场 · 南方都市报 · 中国企业家 · 扬子晚报 · 理财周刊 · 商界

Global and Local Partnerships

IFA
INTERNATIONAL FRANCHISE ASSOCIATION
FRANCHISING
Building local businesses, one opportunity at a time.

MRCA
Malaysia Retail Chain Association

美国斯坦福大学与北京大学国际创新人才发展交流项目
Stanford University and Peking University International Innovation Talent Development Exchange Program

社團法人 台灣連鎖加盟促進協會
Association of Chain and Franchise Promotion, Taiwan

International Youth
Innovation Games
国际青年创新大赛

CECA
中国电子商务协会

ZHONGGUANCUN LISTED COMPANIES ASSOCIATION
中关村上市公司协会

中国电子企业协会
China Electronics Enterprises Association

ChinaNet Renown Customers

家乐福	卡帕服饰	哈根达斯	宜家家居	联合利华力士	BBQ Chicken(Korea)
必胜客	英菲尼迪汽车	诗阁	赛浪车修	欧舒丹	足间舞
艾巴克橱柜	昭德茶业	金鼎轩餐厅	维科家纺	赛百味	
奥拜恩	沃特	洛丽塔饰品	铜雀台电影	宝岛眼镜	
喜丽产后健康会所	金姬美皮具	安踏	万联国粹珠宝城	华大地产项目	

INVESTMENT HIGHLIGHTS

Investment Highlights

1. Massive market opportunity (SMEs & Digital Advertising Market)
2. 1st mover advantage: omni-channel marketing model in China
3. Business potential with Government economic policy
4. Leading technology and analysis database
5. Strategic relationship with BAT in China
6. Multiple monetization opportunities
7. Focus on short-term revenue growth and long-term operating margin improvement

Massive Market Opportunity

of SMEs in China still growing...

2004-2013 SMEs Overall Number (including self-employed businesses)



60.0
50.0
40.0
30.0
20.0
10.0
0.0
26.2
28.4
31.5
34.5
37.6
40.4
43.6
46.7
50.1
56.1
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Total number of SMEs in China (Million)

Categ	2015 Size	Growth Rate
SMEs*	20.12M	14.57%
SOHOs	54.07M	8.71%
Total	74.19M	

* SMEs includes micro enterprises

- **Less than 3% of businesses are utilizing internet marketing creating a large addressable market:**
  - SMEs (incl. SOHOs) counting for 99.3% of total number of enterprises in China, contributing 55.6% of GDP, tax contribution attributing 50% of all and employing 75% of total workforce in China,
- Exclusive report for offline sales bridges the gap between internet marketing and ROI.

1st Mover: Omni-channel Marketing Model

Internet Marketing Mkt Distribution



2012-2018 China Internet Advertisment Market Size and Projection
6000
5000
4000
3000
2000
1000
0
42.30%
40.00%
36%
34.10%
24.90%
19.30%
773.1
1100.1
1539.7
2093.7
2828
3508.1
4186.7
2012
2013
2014
2015
2016e
2017e
2018e
Internet advertising market size
Percentage change

Source: 2016 iResearch "Internet and Mobile Adverting Industry Monitor Report"

Internet & Mobile Advertising Growth %



2012 - 2018 China Internet Advertisment & Mobile Advertisment Market Size and Projection
6000
5000
4000
3000
2000
1000
0
168.20%
184.10%
178.30%
73.70%
50.20%
39.00%
42.30%
40.00%
36%
34.10%
24.90%
19.30%
773.1
42.5
1100.1
114
1539.7
323.9
2093.7
901.3
2828
1565.5
3508.1
2350.9
4186.7
3267.3
2012
2013
2014
2015
2016e
2017e
2018e
Internet advertising market size
Mobile advertising market size
Internet advertising percentage change
Mobile market percentage change

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1st Mover: Omni-channel Marketing Model



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
4.6%
6.1%
7.7%
8.7%
8.8%
9.4%
10.1%
4%
4.20%
3.90%
3.70%
3.50%
3.30%
3.40%
6.2%
7.2%
8.0%
8.2%
8.5%
8.8%
9.2%
26.2%
21.1%
17.8%
15.4%
14.5%
13.1%
12.0%
23.3%
27.1%
26.0%
28.1%
27.9%
28.9%
29.7%
33.0%
31.4%
33.5%
32.6%
33.1%
32.7%
32.3%
2012
2013
2014
2015
2016e
2017e
2018e
Others
E-mail Adervertising
Independent Classified Advertising
Text Link
Rich Media Advertisement
Video Patch Advertising
Brand Graphic Advertising
E-commerce Adervertising
Search Engine Advertising

Source: 2016 iResearch "Internet and Mobile Adverting Industry Monitor Report"

- SEM (incl, SEO) still counting for majority of all internet marketing, but other forms remain stable, while mobile marketing is increasing
- As Baidu counts for 73% of market share, other forms of internet marketing remain "extremely important" in balancing the COST & ROI, especially for SMEs
- Omni-channel solves the problems & producing cost efficient and effective internet and mobile marketing campaign for ALL
- CloudX is an omni-channel marketing technology with analytics algorithm and self-learning mechanism, recommending the right combo for clients

Government Economic Policy


China GDP
10.6%
9.5%
7.7%
7.7%
7.4%
7%
2010年
2011年
2012年
2013年
2014年
2015年
Urbanization
Internet Plus+
More SMEs
SMEs Transitioning

Strategic Relationship with BAT in China

- Building up data model collectively for the usage of offline store, allowing offline stores to know what to sell in response to what people search and buy in their stores' location within certain range.

- This interesting model can also be used to market more specific ad campaigns to target customers with both online and offline behavior patterns in the future.

- Internet and mobile marketing is becoming more complicated in China, even without FB and other foreign internet companies - CloudX focuses on complex and tracking end results of both online and offline.

Leading Technology: CloudX

High-level Analytical Tools

- Learning trends and adjusting.

Omni-channel Resources API

- Connect to thousands of media resources for both internet and mobile.



CloudX

Monitor & Act (Bidding)

- Monitor all traffic and costs at the same time, from CPC-CPM-CPL-CPS

Offline Channel Data

- SaaS， API integratable to any 3rd party SaaS service
  - CRM, POS, ERP, etc.

Illustration



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Multiple Monetization Opportunities

1. Data services will supplement existing revenue from internet advertising
2. Cloud service fee: SaaS cloud service fee will be charged at 2-5% of total marketing dollars spent
3. Enterprise user fee: Maintenance fees charged on a per-person basis for multiple users
4. GMV interest: Soon to launch a guarantee payment service to “b” clients. Whenever, “b” clients need to pay “B” companies

CHINANET BUSINESS MODEL

SMEs Key Problems

Business Cycle 3.7 yrs.	Solely Relying on PE	Revenue is #1 Priority
• China: 3.7yrs • Europe & Japan: 12.5yrs • Taiwan: 13yrs	• Owners tend to make decision on non-data factors • Only 6% of SMEs are utilizing data to drive sales • Mocked Products/Services	• 85% consider revenue to be first priority • No direct access to capital
Lower education level for China SME owners	**Lack of management based on data**	**Early profits required to survive**

Lack of awareness of individual businesses
Tight marketing budgets that require precision spending
Minimal data proving best ROI

BAT Strategy

- For the past three years, BAT made numerous strategic investments into various internet business fields, but haven't utilized the infrastructure...


Real Estate
Financial
Electronics
IoT
Home Delivery
. . .
Tencent
Alibaba
Xiao MI
......
Creating values for "C"
Business opportunity for "b"
?

BAT Creating Opportunity for ChinaNet

Values for "C"

Biz opportunity (values) for "b"

Our Solutions to SMEs Problems

Precision Marketing & Faster Deal-Closing





DATA
MINING
PATTERNS
CUSTOMERS
LEARNING
ANALYSIS
SET
MACHINE
EXAMPLE
PROCESS
DECISION
PEOPLE
CUSTOMER
STEP
OFFER
OFFERS
DATABASE
METHODS



Discover business opportunity with precision

Manage business in data with profession

Expand business with efficiency：faster customer spending as result

We are complimenting BAT strategy, which is why we are developing into a strategic relationship with them

Product & Service Portfolio



Marketing Cloud
Data Hub
Data Intel
Client
CloudX
28商机网
28.com
智助客
Zhizhuke.com
连锁网
Liansuo.com
SuperHarbor
超级码头
& 3rd party MPES
wp28.com
王牌商机网
www.wp28.com
Zhifuwang.cn
致富网
Bestore
& 3rd party Store Management

Tagging & Digging


Sky
Logistic
Business
Background
Who?
Peter sule
Born
Indonesia
Catur
Football
Cyling
Interestes
Work
Trainer
Designer
Developer
Sports
World
Learning
Strategy
Eduaction
Inetnet
Telkom university
Kumaha

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Precision Marketing

SMEs

CPC (Cost Per Click)

Conversion Rate

search

The KEY search engines and portals

- SMEs can not afford the cost of large-scale search engine advertising.
- The CPC model objective is not clear, and audience is wide. It is easy to waste the cost.
- There is no effective follow-up from the search behavior into the sales behavior.

CPL
CPS (O2O)

SMEs

CPL, CPS (Cost Per Lead, Cost Per Sale)

Conversion Rate

ZW Online 中网载线

- Increase sales conversion rates and analyze consumer behavior
- Accurate analysis of the target population, targeted promotion
- Search engine data large-scale procurement, reduce the expenditure of SMEs
- PC-side & mobile-side traffic access, combined with the merchant's experience of ChinaNet
- More suitable for SMEs to carry out regional promotion

Data Intelligence Application

Precision marketing and faster deal-closing


Find offline business partners
(Franchisees, distributor, agents and all sorts)
Find customers
Precise market consumers to spend
Product/Service Provider
B
SMEs
CloudX
Service Management
b
Individual stores or SOHOs
CloudX
Individual Consumers
C
Consumers
Sales data
Product & Service feedback
Sales data
consumer feedback

Core Competence

Served both local & foreign brands in China; extensive understand of offline business operations

Over 12 yrs. SMEs industry experience



Know-How
Extensive Brand & Op Experience
Multi-level Media Resources
Business Intelligence
Precision Marketing CloudX

Combing data from BAT and APIed 3rd party CRM; strengthening CNET's marketing cloud and data services

1st mover of omni-channel with O2O capacity

10 years of Database
2000 SMEs
3M store data
Unique data model

FINANCIAL

Statement of Operations

Thousands USD

	Year ended December 31,		Period ended September 30,	
	2014 $('000)	2015 $('000)	2016 $('000)	2015 $('000)
Revenues	37,966	32,265	25,398	23,801
Cost of Revenues	31,671	24,655	19,269	19,234
Gross Profit	6,295	7,610	6,129	4,567
Operating Expenses (Excluding Depreciation and Amortization)	17,846	15,158	8,719	9,120
Other Income (Expenses) (Excluding interest expense)	94	151	(40)	117
EBITDA-Continuing Operations	(11,457)	(7,397)	(2,630)	(4,436)
Share-based Compensation	4,840	2,256	1,718	1,637
Net Loss-Continuing Operations (Non GAAP)	(6,617)	(5,141)	(912)	(2,799)

Financial Comparison

Thousands USD

	2016Q3	2015Q3	Change%
Revenues	11,902	8,498	40.1%
Cost of revenues	9,874	7,047	40.1%
Gross Profit	2,028	1,451	39.8%
Net loss	(1,451)	(2,255)	-35.7%
Net loss (after minority)	(1,472)	(2,081)	-29.3%

	2016 9M	2015 9M	Change%
Revenue	25,398	23,801	6.71%
Cost of revenues	19,269	19,234	0.2%
Gross Profit	6,129	4,567	34.2%
Net loss	(4,019)	(5,310)	-24.3%
Net loss (after minority)	(4,163)	(5,078)	-18.0%

Financial Comparison

Thousands USD

	2016 Q3				2015 Q3			
	Internet	TV	Bank Kiosk	BMSCB	Internet	TV	Bank Kiosk	BMSCB
Revenues	11,902	-	-	-	8,456	19	22	45
Cost of revenues	9,874	-	-	-	7,030	17	1	18
Gross Profit	2,028	-	-	-	1,426	2	21	27

	2016 9M				2015 9M			
	Internet	TV	Bank Kiosk	BMSCB	Internet	TV	Bank Kiosk	BMSCB
Revenues	25,398	-	-	-	22,540	1,100	160	212
Cost of revenues	19,269	-	-	-	18,171	1,058	6	122
Gross Profit	6,129	-	-	-	4,369	42	154	90

CONCLUSION

More Versatile Data Intelligence on Multi-dimension


阿里云
aliyun.com
百米生活
Bai百度
Online
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Offline Precision Marketing & CPS

- Strategically partnering with diversified mobile and internet companies, free-wifi companies and many others O2O companies will make our model more intelligent, moving into marketing AI.
- Data accumulated from franchise industry and partnered franchisees, allowing us to develop a unique data model with offline scenarios, influencing parameters and offline database on SMEs.
- Marketing and tracking with push and pull on all digital channels, allowing better ROI to our clients, while offline sales feedback, allowing really-time CPS for offline sales.

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Investment and Competence Summary

- 1.Massive market opportunity (SMEs & Digital Advertising Market)
- 1st mover advantage: omni-channel marketing model in China
- Business potential with Government economic policy
- Leading technology and analysis database
- Strategic relationship with BAT in China
- Multiple monetization opportunities
- Focus on short-term revenue growth and long-term operating margin improvement

Business Intelligence

Multi-level Media Resources

Precision Marketing CloudX

Extensive Brand & Op Experience

Know-How

Future Roadmap

2016

1. CloudX 1.0 completion
2. Intelligence Analytics Framework completion
3. BeStore 1.0 completion and Trial Testing

# of Bs：400
# of bs：1,000

2017

1. Completion of Data Model with Alibaba
2. OPTIMISING CloudX 1.0 to CloudX 2.0
3. COMPLETION of SuperHarbor 1.0
4. Launching BsStore 1.0 (b)
5. Update Data Analytic Model 2.0

# of Bs：2,400
# of bs：10,000
# of Cs：5,000

2018

1. CloudX 3.0 with AI
2. Officially Launching SuperHarbor
3. CloudX Expanding overseas

# of Bs：3,500
# of bs：20,000
# of Cs：200K

2019

1. Achieving 1M active members with SuperHarbor
2. SuperHarbor expanding Overseas

# of Bs：6,400
# of bs：50,000
# of Cs：1M

2020

1. Global point exchanging system form
2. Global marketing system form

# of Bs：12,500
# of bs：100,000
# of Cs：10 MM

2016 2017 2018 2019 2020

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Thanks!

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